EXHIBIT 10.54

CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED CONFIDENTIAL INFORMATION APPEARS ON TWELVE (12) PAGES OF THIS EXHIBIT

PURCHASE AGREEMENT No. 2444 SUPPLEMENT NO. 12

THE BOEING COMPANY (Boeing) and AirTran Airways, Inc. (Customer) agree that this SUPPLEMENTAL AGREEMENT No. 12 (Supplemental Agreement) amends Purchase Agreement No. 2444 (the Agreement) and is entered into as of June 4, 2007. The terms used in this Supplemental Agreement have the same meaning as in the Agreement, unless otherwise defined.

R E C I T A L S:

Purchase Agreement No. 2444 (and its related Exhibits, Specifications, and Letter Agreements) relating to the purchase and sale of Model 737-700/800 aircraft was signed as of July 3, 2003 between Boeing and Customer (the Parties).

Customer has accepted the terms and conditions outlined in Boeing’s proposals set forth in Letter Agreement 6-1162-TRW-0678R1 and Letter Agreement 6-1162-TRW-0679R1, each dated as of May 15, 2007, which includes, among other things:

(i)	the purchase by Customer from Boeing, and the manufacture and sale by Boeing to Customer, of fifteen (15) 737-7BD Aircraft delivering in July, August and September 2011 and February, April, May, June, July (2), August (2), September, October, November and December 2012 (the Block “C” Aircraft); and

(ii)	the rescheduling by Customer and Boeing of six (6) Block “B” Aircraft from August and November 2008 and February (2), April and June 2009 to January, March, April, May, June and August 2011 respectively (the Slide Aircraft).

Boeing and Customer desire to memorialize such proposed and accepted terms and to further amend and supplement the Purchase Agreement as provided below.

NOW THEREFORE, in consideration of the mutual promises contained herein, the Parties hereto agree as follows:

1. Purchase Agreement. All of the terms and provisions of the Purchase Agreement are hereby incorporated by reference into this Agreement to the same extent as if fully set forth herein; and each reference therein to “Aircraft” and “Firm Aircraft” shall be deemed to include each Block “A” Aircraft and Block “B” Aircraft described in Table 1A and Block “C” Aircraft described in Table 1B.

P.A. No. 2444	SA 12	Page 1

2. Table of Contents. The Table of Contents dated November 2006 is replaced in its entirety with the revised Table of Contents dated June 2007 (Attachment A hereto) to reflect amendments made to the Agreement by this Supplemental Agreement No. 12.

3. Amendment – Delivery Reschedule and Block “C” Aircraft. The Purchase Agreement is amended and supplemented to reflect the rescheduling of six (6) Block “B” Aircraft delivery positions as represented in Table 1A and the addition of fifteen (15) Block “C” Aircraft as represented in Table 1B. Furthermore, the delivery months for four second quarter 2008 Quarterly Positions have now been identified (Attachment B and C hereto).

a. Payment.

(i)	Advance payments will be based upon the APBP shown in Table 1A as revised for the Slide Aircraft, and Table 1B for the Block “C” Aircraft, and payment will be made in accordance with the deferred advance payment schedule set forth in the Special Matters Letter Agreements. Due at signing of the Supplemental Agreement, Customer owes Boeing Advance Payments for the Block “C” Aircraft in an amount equal to ***.

(ii)	Customer has made certain Advance Payments for the six (6) Slide Aircraft. Customer also has deferred certain Advance Payments per letter agreement 6-1162-WL-0189, Special Matters Block “B” Aircraft in respect to the Slide Aircraft. Upon signing the Supplemental Agreement, Boeing will return to Customer the paid Advance Payments on the six (6) Slide Aircraft in an amount equal to ***. Further, upon signing of the Supplemental Agreement, interest on the deferred Advance Payments for the Slide Aircraft shall cease to accrue and no interest shall accrue on the interest that has accrued on such deferred Advance Payments, which as of the date of this Supplemental Agreement is an amount equal to ***.

(iii)	Upon signing this Supplemental Agreement, and taking into account the provisions set forth in paragraph (i) and (ii) above, Boeing shall return to Customer an amount equal to ***.

4. Exhibit A – Block “B” and Block “C”. The cover page to Exhibit A – Block “B” has been updated to confirm applicability to the Block “C” Aircraft, (Attachment D hereto).

5. Supplemental Exhibit BFE1. Supplemental Exhibit BFE1 is updated to provide ondock dates for all firm contracted Aircraft, (Attachment E hereto).

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Page 1 of 12 pages containing information redacted pursuant to a request for confidential treatment.

P.A. No. 2444	SA 12	Page 2

6. Letter Agreement 2444-01. Table 1 (Block “C”) to Letter Agreement 2444-01 is added to the agreement to pricing matters for the Block “C” Aircraft (Attachment F hereto).

3. 737-700 Option-Related Matters. Letter Agreement No. 6-1162-JWL-107(R2), 737-700 Option-Related Matters, is revised to extend paragraph 3, ***, to include 737-7BD Block “C” Aircraft, the 737-8BD Block “C” Substitute Aircraft, and for up to six (6) 737-8BD Substitute Aircraft scheduled to deliver in 2009. The revised Letter Agreement is 6-1162-JWL-0107(R3), is added to the agreement, (Attachment G hereto).

4. 737-700 Aircraft Slide. Letter Agreement No. 6-1162-TRW-0684, 737-700 Aircraft Slide Agreement, is added to the Agreement to reflect other business considerations applicable to the Slide Aircraft (Attachment H hereto).

5. Escalation. Letter Agreement No. 6-1162-TRW-0685, Escalation – Block “C” Aircraft, is added to the Agreement (Attachment I hereto).

6. Special Matters Block “C” Aircraft. Letter Agreement No. 6-1162-TRW-0686, Special Matters Block “C” Aircraft, to detail business considerations for the Block “C” Aircraft and certain 2009 737-8BD Substitute Aircraft is added to the Agreement (Attachment J hereto).

7. Effect on Purchase Agreement. Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

IN WITNESS WHEREOF, Boeing and Customer have each caused this Agreement to be duly executed as of the day and year first above written.

AIRTRAN AIRWAYS, INC.	THE BOEING COMPANY

By	By

Its	Its Attorney-In-Fact

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Page 2 of 12 pages containing information redacted pursuant to a request for confidential treatment.

P.A. No. 2444	SA 12	Page 3

Attachment A

TABLE OF CONTENTS

SA NUMBER

ARTICLES

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.A	Aircraft Information Table (Block A & B)	SA 12

1.B	Aircraft Information Table (Block C)	SA-12

EXHIBIT

A.	Aircraft Configuration	SA 10
-Block “A” Aircraft
	-Block “B” Aircraft & Block “C” Aircraft	SA-12

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	SA 10
-Block “A” Aircraft
-Block “B” Aircraft

BFE1.	BFE Variables	SA 12

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

P.A. No. 2444	i	SA 12

SA NUMBER

LETTER AGREEMENTS

2444-01	Aircraft Model Substitution
	- Page 2	SA 10
	- Attachment A1	SA 10
	- Table 1 (Block “A” & “B”)	SA 10
	- Table 1 (Block “C”)	SA-12
2444-02	Customer Software
2444-03	Demonstration Flight Wavier
2444-04	Open Configuration Matters
2444-05	Schedule Reliability

P.A. No. 2444	ii	SA 12

SA NUMBER

RESTRICTED LETTER AGREEMENTS

6-1162-SSM-2321	—deleted—	SA 7
6-1162-SSM-2322 (R1)	Performance Guarantees	SA 2
6-1162-SSM-2323	Promotional Support
6-1162-SSM-2324	Special Matters – Block “A” Aircraft
	-Page1	SA 10
	-Page5	SA 10
6-1162-SSM-2325 737-700	Tailored Weight Program
6-1162-SSM-2326(R1)	Purchase Right Aircraft	SA 10
6-1162-SSM-2327	Performance Retention Commitment	SA 2
6-1162-SSM-2406	Remedy for Deviation from Fuel Burn
Guarantee
6-1162-SSM-2421	—deleted—	SA 1
6-1162-SSM-2426(R2)	Option Aircraft	SA 10
6-1162-SSM-2429	Miscellaneous Special Matters
6-1162-SSM-2431	Training and Technical Publications
6-1162-SSM-2432	Escalation – Block “A” Aircraft
	-Page1	SA 11
	-Page2	SA 10
6-1162-SSM-2433	Termination
6-1162-SSM-2435	Special Considerations
6-1162-SSM-2436	Additional Matters
6-1162-JWL-0107(R3)	Option-Related Matters	SA 12
6-1162-JWL-0189	Special Matters – Block “B” Aircraft	SA 10
6-1162-JWL-0190	Escalation – Block “B” Aircraft	SA 10
6-1162-JWL-0224 737-700	Aircraft Slide Agreement
6-1162-JWL-0239	Consideration for Aircraft Acceleration	SA 11
6-1162-TRW-0684 737-700	Aircraft Slide Agreement	SA-12
6-1162-TRW-0685	Escalation – Block “C” Aircraft	SA-12
6-1162-TRW-0686	Special Matters (Block “C” Aircraft)	SA-12

P.A. No. 2444	iii	SA 12

SUPPLEMENTAL AGREEMENTS

SA No. 1	July 31, 2003
SA No. 2	November 18, 2003
SA No. 3	July 27, 2004
SA No. 4	January 11, 2005
SA No. 5	April 8, 2005
SA No. 6	July 22, 2005
SA No. 7	August 31, 2005
SA No. 8	November 7, 2005
SA No. 9	January 31, 2006
SA No. 10	April 28, 2006
SA No. 11	November 30, 2006
SA No. 12	June 1, 2007

P.A. No. 2444	iv	SA 12

Attachment B

Table 1A to Boeing

Purchase Agreement No. 2444

Model 737-7BD Aircraft

Delivery, Description, Price and Advance Payments

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Page 3 of 12 pages containing information redacted pursuant to a request for confidential treatment.

Attachment C

Table 1B to

Boeing Purchase Agreement No. 2444 Model 737-7BD

Aircraft Delivery, Description, Price and Advance Payments

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Page 4 of 12 pages containing information redacted pursuant to a request for confidential treatment.

Exhibit A to

Purchase Agreement No. 2444

BLOCK “B” AIRCRAFT

AND

BLOCK “C” AIRCRAFT

AIRCRAFT CONFIGURATION

Dated January 6, 2006

relating to

BOEING MODEL 737-7BD AIRCRAFT

The Detail Specification is Boeing Detail Specification D019A001CQT37P-1, Revision D, dated as of January 6, 2006. Such Detail Specification is be comprised of Boeing Configuration Specification D019A001, as amended to incorporate the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. No. 2444	A-ii	SA 12

Attachment E

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AIRTRAN AIRWAYS, INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 2444

P.A. No. 2444	BFE 1	SA 12

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-700 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	Complete

Galley Inserts	Complete

Seats (passenger)	Complete

Overhead & Audio System	Complete

Miscellaneous Emergency Equipment	Complete

2.	On-dock Dates

On or before November 2003 , Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item	Preliminary On-Dock Dates
	May 2007 Aircraft	June 2007 (2) Aircraft
Seats	3/22/2007	4/20/20

Galleys/Furnishings	3/16/2007	4/14/20

Antennas and Mounting Equipment	1/22/07	2/20/20

Avionics Equipment	3/16/2007	4/14/07

Cabin Systems Equipment	3/16/2007	4/14/07

Miscellaneous/ Emergency Equipment	3/16/2007	4/14/07

Textiles/Raw Material 12/1/20 1/10/07

P.A. No. 2444	BFE1-2	SA 12

Item	Preliminary On-Dock Dates
	July 2007 (2) Aircraft	February 2008 (2) Aircraft
Seats	5/19/2007	12/14/07

Galleys/Furnishings	5/13/2007	12/8/07

Antennas and Mounting Equipment	3/19/2007	11/14/07

Avionics Equipment	5/13/2007	12/8/07

Cabin Systems Equipment	5/13/2007	12/8/07

Miscellaneous/ Emergency Equipment	5/13/2007	12/8/07

Textiles/Raw Material	2/11/2007	8/31/07

Item	Preliminary On-Dock Dates
	March 2008 Aircraft	April 2008 (3) Aircraft
Seats	1/20/2008	2/17/2008

Galleys/Furnishings	1/14/2008	2/11/2008

Antennas and Mounting Equipment	11/20/2007	12/17/2007

Avionics Equipment	1/14/2008	2/11/2008

Cabin Systems Equipment	1/14/2008	2/11/2008

Miscellaneous/ Emergency Equipment	1/14/2008	2/11/2008

Textiles/Raw Material	9/29/2007	10/27/2007

P.A. No. 2444	BFE1-3	SA 12

Item	Preliminary On-Dock Dates
	June 2008 (2) Aircraft	August 2008 (2) Aircraft
Seats	4/22/2008	6/20/2008

Galleys/Furnishings	4/15/2008	6/13/2008

Antennas and Mounting Equipment	2/22/2008	4/21/2008

Avionics Equipment	4/15/2008	6/13/2008

Cabin Systems Equipment	4/15/2008	6/13/2008

Miscellaneous/ Emergency Equipment	4/15/2008	6/13/2008

Textiles/Raw Material	1/20/2008	3/10/2008

Item	Preliminary On-Dock Dates
	November 2008 (3) Aircraft	February 2009 Aircraft
Seats	9/22/2008	12/15/2008

Galleys/Furnishings	9/15/2008	12/8/2008

Antennas and Mounting Equipment	7/22/2008	10/15/2008

Avionics Equipment	9/15/2008	12/8/2008

Cabin Systems Equipment	9/15/2008	12/8/2008

Miscellaneous/ Emergency Equipment	9/15/2008	12/8/2008

Textiles/Raw Material	6/9/2008	8/29/2008

P.A. No. 2444	BFE1-4	SA 12

Item	Preliminary On-Dock Dates
	April 2009 Aircraft	May 2009 Aircraft
Seats	2/19/2009	3/23/2009

Galleys/Furnishings	2/12/2009	3/16/2009

Antennas and Mounting Equipment	12/19/2008	1/23/2009

Avionics Equipment	2/12/2009	3/16/2009

Cabin Systems Equipment	2/12/2009	3/16/2009

Miscellaneous/ Emergency Equipment	2/12/2009	3/16/2009

Textiles/Raw Material	10/28/2008	9/30/2008

Item	Preliminary On-Dock Dates
	June 2009 Aircraft	July 2009 (2) Aircraft
Seats	4/22/2009	5/20/2009

Galleys/Furnishings	4/15/2009	5/13/2009

Antennas and Mounting Equipment	2/23/2009	3/20/2009

Avionics Equipment	4/15/2009	5/13/2009

Cabin Systems Equipment	4/15/2009	5/13/2009

Miscellaneous/ Emergency Equipment	4/15/2009	5/13/2009

Textiles/Raw Material	1/9/2009	2/6/2009

Item	Preliminary On-Dock Dates
	August 2009 (2) Aircraft	September 2009 Aircraft
Seats	6/22/2009	7/23/2009

Galleys/Furnishings	6/15/2009	7/16/2009

Antennas and Mounting Equipment	4/22/2009	5/22/2009

Avionics Equipment	6/15/2009	7/16/2009

Cabin Systems Equipment	6/15/2009	7/16/2009

Miscellaneous/ Emergency Equipment	6/15/2009	7/16/2009

Textiles/Raw Material	3/10/2009	4/9/2009

P.A. No. 2444	BFE1-5	SA 12

Item	Preliminary On-Dock Dates
	October 2009 Aircraft	November 2009 (2) Aircraft

Seats	8/21/2009	9/22/2009

Galleys/Furnishings	8/14/2009	9/15/2009

Antennas and Mounting Equipment	6/22/2009	7/22/2009

Avionics Equipment	8/14/2009	9/15/2009

Cabin Systems Equipment	8/14/2009	9/15/2009

Miscellaneous/ Emergency Equipment	8/14/2009	9/15/2009

Textiles/Raw Material	5/8/2009	6/9/2009

Item	Preliminary On-Dock Dates
	December 2009 (2) Aircraft	January 2010 Aircraft

Seats	10/22/2009	11/18/2009

Galleys/Furnishings	10/15/2009	11/11/2009

Antennas and Mounting Equipment	8/21/2009	9/18/2009

Avionics Equipment	10/15/2009	11/11/2009

Cabin Systems Equipment	10/15/2009	11/11/2009

Miscellaneous/ Emergency Equipment	10/15/2009	11/11/2009

Textiles/Raw Material	7/10/2009	8/6/2009

P.A. No. 2444	BFE1-6	SA 12

Item	Preliminary On-Dock Dates
	February 2010 (2) Aircraft	March 2010 Aircraft

Seats	12/15/2009	1/21/2010

Galleys/Furnishings	12/8/2009	1/14/2010

Antennas and Mounting Equipment	10/15/2009	11/20/009

Avionics Equipment	12/8/2009	1/14/2010

Cabin Systems Equipment	12/8/2009	1/14/2010

Miscellaneous/ Emergency Equipment	12/8/2009	1/14/2010

Textiles/Raw Material	8/31/2009	9/29/2009

Item	Preliminary On-Dock Dates
	April 2010 (2) Aircraft	May 2010 Aircraft

Seats	2/18/2010	3/23/2010

Galleys/Furnishings	2/11/2010	3/16/2010

Antennas and Mounting Equipment	12/18/2009	1/22/2010

Avionics Equipment	2/11/2010	3/16/2010

Cabin Systems Equipment	2/11/2010	3/16/2010

Miscellaneous/ Emergency Equipment	2/11/2010	3/16/2010

Textiles/Raw Material	10/27/2009	12/1/2009

Item	Preliminary On-Dock Dates
	June 2010 (2) Aircraft	July 2010 Aircraft

Seats	4/22/2010	5/20/2010

Galleys/Furnishings	4/15/2010	5/13/2010

Antennas and Mounting Equipment	2/22/2010	3/19/2010

Avionics Equipment	4/15/2010	5/13/2010

Cabin Systems Equipment	4/15/2010	5/13/2010

Miscellaneous/ Emergency Equipment	4/15/2010	5/13/2010

Textiles/Raw Material	1/11/2010	2/8/2010

P.A. No. 2444	BFE1-7	SA 12

Item	Preliminary On-Dock Dates
	August 2010 Aircraft	October 2010 Aircraft

Seats	6/22/2010	8/23/2010

Galleys/Furnishings	6/15/2010	8/16/2010

Antennas and Mounting Equipment	4/22/2010	6/23/2010

Avionics Equipment	6/15/2010	8/16/2010

Cabin Systems Equipment	6/15/2010	8/16/2010

Miscellaneous/ Emergency Equipment	6/15/2010	8/16/2010

Textiles/Raw Material	3/10/2010	5/10/2010

Item	Preliminary On-Dock Dates
	November 2010 Aircraft	December 2010 Aircraft

Seats	9/22/2010	10/21/2010

Galleys/Furnishings	9/15/2010	10/14/2010

Antennas and Mounting Equipment	7/22/2010	8/13/2010

Avionics Equipment	9/15/2010	10/14/2010

Cabin Systems Equipment	9/15/2010	10/14/2010

Miscellaneous/ Emergency Equipment	9/15/2010	10/14/2010

Textiles/Raw Material	6/9/2010	7/9/2010

P.A. No. 2444	BFE1-8	SA 12

Item	Preliminary On-Dock Dates
	January 2011 (2) Aircraft	March 2011 Aircraft

Seats	11/18/2011	1/21/2011

Galleys/Furnishings	1/11/2011	1/14/2011

Antennas and Mounting Equipment	9/18/2011	11/22/2010

Avionics Equipment	1/11/2011	1/14/2011

Cabin Systems Equipment	1/11/2011	1/14/2011

Miscellaneous/ Emergency Equipment	1/11/2011	1/14/2011

Textiles/Raw Material	8/8/2011	9/29/2010

Item	Preliminary On-Dock Dates
	April 2011 Aircraft	May 2011 Aircraft

Seats	2/18/2011	3/23/2011

Galleys/Furnishings	2/11/2011	3/16/2011

Antennas and Mounting Equipment	12/21/2010	1/24/2011

Avionics Equipment	2/11/2011	3/16/2011

Cabin Systems Equipment	2/11/2011	3/16/2011

Miscellaneous/ Emergency Equipment	2/11/2011	3/16/2011

Textiles/Raw Material	10/28/2010	12/1/2010

P.A. No. 2444	BFE1-9	SA 12

Item	Preliminary On-Dock Dates
	June 2011 Aircraft	July 2011 Aircraft

Seats	4/21/2011	5/20/2011

Galleys/Furnishings	4/14/2011	5/13/2011

Antennas and Mounting Equipment	2/21/2011	3/21/2011

Avionics Equipment	4/14/2011	5/13/2011

Cabin Systems Equipment	4/14/2011	5/13/2011

Miscellaneous/ Emergency Equipment	4/14/2011	5/13/2011

Textiles/Raw Material	1/10/2011	2/8/2011

Item	Preliminary On-Dock Dates
	August 2011 (2) Aircraft	September 2011 Aircraft

Seats	6/22/2011	7/21/2011

Galleys/Furnishings	6/15/2011	7/14/2011

Antennas and Mounting Equipment	4/22/2011	5/20/2011

Avionics Equipment	6/15/2011	7/14/2011

Cabin Systems Equipment	6/15/2011	7/14/2011

Miscellaneous/ Emergency Equipment	6/15/2011	7/14/2011

Textiles/Raw Material	3/10/2011	4/7/2011

Item	Preliminary On-Dock Dates
	February 2012 Aircraft	April 2012 Aircraft

Seats	12/14/2011	2/21/2012

Galleys/Furnishings	12/7/2011	2/14/2012

Antennas and Mounting Equipment	10/14/2011	12/21/2011

Avionics Equipment	12/7/2011	2/14/2012

Cabin Systems Equipment	12/7/2011	2/14/2012

Miscellaneous/ Emergency Equipment	12/7/2011	2/14/2012

Textiles/Raw Material	8/30/2011	10/28/2011

P.A. No. 2444	BFE1-10	SA 12

Item	Preliminary On-Dock Dates
	May 2012 Aircraft	June 2012 Aircraft

Seats	3/22/1012	4/20/2012

Galleys/Furnishings	3/13/2012	4/13/2012

Antennas and Mounting Equipment	1/23/2012	2/20/2012

Avionics Equipment	3/13/2012	4/13/2012

Cabin Systems Equipment	3/13/2012	4/13/2012

Miscellaneous/ Emergency Equipment	3/13/2012	4/13/2012

Textiles/Raw Material	12/1/2011	1/10/2012

Item	Preliminary On-Dock Dates
	July 2012 (2) Aircraft	August 2012 (2) Aircraft

Seats	5/22/2012	6/21/2012

Galleys/Furnishings	5/15/2012	6/14/2011

Antennas and Mounting Equipment	3/22/2012	4/20/2012

Avionics Equipment	5/15/2012	6/14/2011

Cabin Systems Equipment	5/15/2012	6/14/2011

Miscellaneous/ Emergency Equipment	5/15/2012	6/14/2011

Textiles/Raw Material	2/9/2012	5/9/2012

P.A. No. 2444	BFE1-11	SA 12

Item	Preliminary On-Dock Dates
	September 2012 Aircraft	October 2012 Aircraft

Seats	7/23/2012	8/23/2012

Galleys/Furnishings	7/16/2012	8/16/2012

Antennas and Mounting Equipment	5/23/2012	6/22/2012

Avionics Equipment	7/16/2012	8/16/2012

Cabin Systems Equipment	7/16/2012	8/16/2012

Miscellaneous/ Emergency Equipment	7/16/2012	8/16/2012

Textiles/Raw Material	4/9/2012	5/10/2012

Item	Preliminary On-Dock Dates
	November 2012 Aircraft	December 2012 Aircraft

Seats	9/20/2012	10/23/2012

Galleys/Furnishings	9/13/2012	10/16/2012

Antennas and Mounting Equipment	7/20/2012	8/23/2012

Avionics Equipment	9/13/2012	10/16/2012

Cabin Systems Equipment	9/13/2012	10/16/2012

Miscellaneous/ Emergency Equipment	9/13/2012	10/16/2012

Textiles/Raw Material	6/7/2012	7/11/2012

P.A. No. 2444	BFE1-12	SA 12

Attachment F

Table 1 (Block C) to

Letter Agreement 2444-01 Model 737-8BD

Substitution Aircraft Delivery, Description, Price and Advance Payments

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Page 5 of 12 pages containing information redacted pursuant to a request for confidential treatment.

Attachment G

6-1162-JWL-0107(R3)

AirTran Airways, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

Subject:	737-700 Option-Related Matters

Reference:	A) Purchase Agreement No. 2444 (the Purchase Agreement) between The Boeing Company (Boeing) and AirTran Airways, Inc. (Customer) relating to Model 737-7BD aircraft (the Aircraft)

B) Letter Agreement No. 6-1162-SSM-2426(R2), Option Aircraft

C) Letter Agreement No. 6-1162-SSM-2326(R1), Purchase Right Aircraft

D) Letter Agreement No. 2444-01, Aircraft Model Substitution

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In consideration of Customer’s purchase of the firm Aircraft, Boeing hereby offers the following accommodations:

***

6.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as required (i) by applicable law or governmental regulation; (ii) for disclosures to Customer’s employees and professional consultants and advisors; and (iii) for financing the Aircraft in accordance with the provisions of Article 9 of the AGTA-CQT.

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Page 6 of 12 pages containing information redacted pursuant to a request for confidential treatment.

P.A. No. 2444 Option-Related Matters	BOEING PROPRIETARY	SA 12

AirTran Airways, Inc.

6-1162-JWL-0107(R3)

Very truly yours,

THE BOEING COMPANY

By

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 4, 2007

AIRTRAN AIRWAYS, INC.

By

Its

P.A. No. 2444 Option-Related Matters	BOEING PROPRIETARY	SA 12

Attachment H

6-1162-TRW-0684

AirTran Airways, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

Subject:	737-700 Aircraft Slide Agreement

Reference:

A)    Purchase Agreement No. 2444 (the Purchase Agreement) between The Boeing Company (Boeing) and AirTran Airways, Inc. (Customer), dated July 3, 2003, as amended by Supplemental Agreement No. 12 relating to Model 737-7BD aircraft (the Aircraft)

B) Letter Agreement No. 6-1162-JWL-0189, Special Matters – Block “B” Aircraft

C) Letter Agreement No. 6-1162-JWL-0190, Escalation – Block “B” Aircraft

D) Letter Agreement No. 6-1162-TRW-0685, Escalation – Block “C” Aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer has requested to move six (6) Aircraft (Moved Aircraft) currently scheduled for delivery in 2008 and 2009 as indicated in the Table A below:

Table A Requested delivery Scheduled Changes

	Serial No.	Current delivery Month	Requested Delivery Month
1	35723	Third Quarter 2008	January 2011
2	36726	Fourth Quarter 2008	March 2011
3	33936	First Quarter 2009	April 2011
4	33937	First Quarter 2009	May 2011
5	35963	April 2009	June 2011
6	35965	June 2009	August 2011

In consideration of Customer’s request, Boeing and Customer hereby agree to reschedule Customer’s delivery stream in order to accommodate the requested delivery positions shown in Table A above, on the terms and conditions described herein.

P.A. No. 2444 737-700 Aircraft Slide Agreement	BOEING PROPRIETARY	SA 12

AirTran Airways, Inc.

No. 6-1162-TRW-0684

1.	Revised Delivery Schedule.

The revised delivery months for the Moved Aircraft are revised as specified in the new Table 1 to the Purchase Agreement, including a revised Advance Payment Base Price (APBP) for each Moved Aircraft.

2.	Business Deal.

Notwithstanding the revised delivery schedule set forth in Table 1, and with the exception outlined in Article 3 below, all terms and conditions applicable to each Moved Aircraft under the Purchase Agreement shall remain unchanged, but shall be adjusted appropriately to reflect the revised delivery schedule.

***

4.	Interest on Deferred Advance Payments.

4.1 As of May 30, 2007, under the current delivery schedule, approximately *** in interest has accrued against deferred advance payments.

4.2 The amount of interest in paragraph 5.1 above will be adjusted in accordance with the deferred advance payment schedule set forth in paragraph 4 of reference B, based upon the revised delivery schedule.

For avoidance of doubt, the deferred interest will be “frozen” at the amount shown in paragraph 5.1 above until such time the revised schedule for each Slide Aircraft falls within the standard advance payment schedule, at which time the deferred interest will once again accrue.

5.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as required (i) by applicable law or governmental regulation; (ii) for disclosures to Customer’s employees and professional consultants and advisors; and (iii) for financing the Aircraft in accordance with the provisions of Article 9 of the AGTA-CQT.

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Page 7 of 12 pages containing information redacted pursuant to a request for confidential treatment.

P.A. No. 2444 737-700 Aircraft Slide Agreement	BOEING PROPRIETARY	SA 12

AirTran Airways, Inc.

No. 6-1162-TRW-0684

Very truly yours,

THE BOEING COMPANY

By

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 4, 2007

AIRTRAN AIRWAYS, INC.

By

Its

P.A. No. 2444 737-700 Aircraft Slide Agreement	BOEING PROPRIETARY	SA 12

Attachment I

6-1162-TRW-0685

AirTran Airways, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

Subject:	Escalation - Block “C” Aircraft, Block “C” Substitute Aircraft, and Block “B” Slide Aircraft

Reference:	a) Purchase Agreement No. 2444 (the Purchase Agreement) between The Boeing Company (Boeing) and AirTran Airways, Inc. (Customer) relating to Model 737-7BD aircraft (the Aircraft)

b) Letter Agreement 6-1162-TRW-0684, Aircraft Slide Agreement, concerning six (6) 737-7BD Block “B” Aircraft (the Slide Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

***

4.	Assignment.

Notwithstanding the provision of Article 9 of the AGTA, this Letter Agreement may not be assigned in whole or in part by the Customer.

[Remainder of page intentionally left blank]

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Page 8 of 12 pages containing information redacted pursuant to a request for confidential treatment.

P.A. No. 2444 Escalation Block “C” Aircraft	BOEING PROPRIETARY	SA 12

AirTran Airways, Inc.

6-1162-TRW-0685

5.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 4, 2007

AIRTRAN AIRWAYS, INC.

By

Its

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Page 9 of 12 pages containing information redacted pursuant to a request for confidential treatment.

P.A. No. 2444 Escalation Block “C” Aircraft	BOEING PROPRIETARY	SA 12

Attachment J

6-1162-TRW-0686

AirTran Airways, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

Subject:	Special Matters – Block “C” Aircraft

Reference:	a) Purchase Agreement No. 2444 (the Purchase Agreement) between The Boeing Company (Boeing) and AirTran Airways, Inc. (Customer) relating to Model 737-7BD aircraft (Aircraft)

b) Letter Agreement 2444-01, Aircraft Model Substitution, dated July 3, 2003 between Customer and Boeing

c) Letter Agreement 6-1162-SSM-2325, “737-700 Tailored Weight Program”, dated July 3, 2003 between Customer and Boeing

d) Letter Agreement 6-1162-JWL-0107(R3), 737-700 Option-Related Matters, dated April 28, 2006 between Customer and Boeing

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. Unless otherwise stated, all dollar amounts set forth in this Business Offer are expressed in July 2006 U.S. Dollars.

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Page 10 of 12 pages containing information redacted pursuant to a request for confidential treatment.

P.A. No. 2444 Special Matters Block C	BOEING PROPRIETARY	SA 12

AirTran Airways, Inc.

6-1162-TRW-0686

6.	Deferred Advance Payment Schedule.

6.1 Notwithstanding the advance payment schedule referred to in Article 4.2 of the Purchase Agreement and set forth in Table 1 to the Purchase Agreement, Customer may pay advance payments on the Aircraft according to the following payment schedule:

Deferred Advance Payment Schedule Table

Due Date of Payment	Amount Due per Aircraft
(Percentage times Advance Payment Base Price)

At Signing of Definitive Agreement	***

24 months prior to the first day of the scheduled delivery month of the Aircraft	***

21 months prior to the first day of the scheduled delivery month of the Aircraft	***

18 months prior to the first day of the scheduled delivery month of the Aircraft	***

12 months prior to the first day of the scheduled delivery month of the Aircraft	***

Total	***

6.2 For each Aircraft Customer may elect to make advance payments in accordance with this Letter Agreement. Once an advance payment on a particular Aircraft (other than the *** payment due upon signing of the definitive agreement) has been made as provided in the payment schedule set forth above, it will be assumed that all further advance payments on such Aircraft will also be paid in accordance with the payment schedule above until Customer shall notify Boeing otherwise.

6.3 With respect to any advance payment made as provided in the payment schedule set forth above, the portion of the payment otherwise due on such advance payment date as provided in the payment schedule set forth in Table 1 to the Purchase Agreement (the “Originally Scheduled Payment”) equal to the difference (i) between the Originally Scheduled Payment and (ii) the amount paid on such advance payment date as provided in the payment schedule set forth above shall be deemed to be deferred until the delivery date of the Aircraft to which such payment relates.

6.4 Interest on the portion of any Originally Scheduled Payment deemed to be so deferred will be charged at the fluctuating rate of interest per annum in effect from time to time equal to the ninety-day London Interbank Offered Rate (LIBOR) as published in The Wall Street Journal (West Coast Edition) on the first business day of each calendar quarter, plus *** for the period from and including the applicable advance payment date to but excluding the date paid.

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Page 10 of 12 pages containing information redacted pursuant to a request for confidential treatment.

P.A. No. 2444 Special Matters Block C	BOEING PROPRIETARY	SA 12

AirTran Airways, Inc.

6-1162-TRW-0686

8.	Model 737-8BD Conversion.

For all purposes of the Purchase Agreement and the letter agreements between Boeing and Customer executed in connection with the Purchase Agreement, any provisions of the Purchase Agreement and/or any such letter agreement that is applicable to a Model 737-7BD Block “C” Aircraft, other than Articles 1, 2, and 3 of this Letter Agreement, shall also be applicable to any Model 737-8BD Block “C” Aircraft ordered or purchased by Customer pursuant to Letter Agreement 244-01 as amended, unless specifically noted otherwise; provided that values and calculations specific to the Model 737-7BD Block “C” Aircraft that are set forth in any such provision, when applied with respect to the Model 737-8BD Block “C” Aircraft, shall be adjusted appropriately to take into account the difference between the two variants. For the avoidance of doubt, after Customer has placed an order for a 737-7BD aircraft, any reference to an Aircraft in the Purchase Agreement or any such letter agreement shall mean either (i) the appropriate Block “A”, Block “B” or Block “C” Model 737-7BD aircraft or (ii) the appropriate Block “A”, Block “B” or Block “C” Model 737-8BD aircraft, as applicable, unless specifically note otherwise.

***

10.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as required by applicable law or government regulation and disclosures to Customer’s employees and professional consultants and advisors.

Very truly yours,

THE BOEING COMPANY

By

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 4, 2007

AIRTRAN AIRWAYS, INC.

By

Its

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Page 12 of 12 pages containing information redacted pursuant to a request for confidential treatment.

P.A. No. 2444 Special Matters Block C	BOEING PROPRIETARY	SA 12